SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 1998

                        Lexmark International Group, Inc.
                        ---------------------------------
              (Exact name of registrant as specified in its charter)

            Delaware              1-14050                    22-3074422
            --------              -------                    ----------
 (State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)           File No.)                Identification No.)


One Lexmark Centre Drive, Lexington, Kentucky                    40550
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(Address of principal executive offices)                       (Zip code)





         Registrant's telephone number, including area code:  (606) 232-2000



            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On April 20, 1998, the Registrant issued the attached press release announcing its financial results for the three months ended March 31, 1998.



Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits

                         Exhibit 20 - Press Release dated April 20, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          LEXMARK INTERNATIONAL GROUP, INC.



                                          By:    /s/ David L. Goodnight
                                                 ------------------------------
                                                 David L. Goodnight
                                                 Corporate Controller


Date:  April 20, 1998



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